UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 1, 2010

SEARCHLIGHT MINERALS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment on Form 8-K/A amends the Form 8-K of Searchlight Minerals Corp. (the “Company”), as filed on March 1, 2010 with the Securities and Exchange Commission to include, among other things, a clarification of the stock based compensation awarded to our new director as follows:

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Directors

Effective March 1, 2010, the Board of Directors of the Company appointed Jordan Estra to serve as an independent Class I Director of the Board of Directors until the Company’s 2010 annual meeting of the stockholders.  It is anticipated that he will serve on the Company’s Audit, Compensation and Disclosure Committees.

Since May 2009, Mr. Estra has been the Managing Director of Private Equity at Sutter Securities Incorporated in San Francisco, CA and Boca Raton, FL, where he specializes in raising capital for emerging natural resource companies. From October 2009 through December 2009, Mr. Estra served as the Chief Executive Officer of Signature Exploration and Production Corp. Since February 12, 2010, Mr. Estra has also served as a director of Ensurge Inc., a mining investment company that is seeking gold mining opportunities in Brazil.  From April 2007 to April 2009, Mr. Estra was a Managing Director of Investment Banking with Jesup & Lamont Securities, Inc.  Mr. Estra was a Senior Vice President of Investment Banking with Dawson James Securities, Inc. from September 2006 to March 2007 and a Managing Director of Healthcare Investment Banking with Stanford Financial Group from June 2003 to September 2006.  From 1986 to 2003 Mr. Estra held senior research and/or investment banking positions with a number of brokerage and investment banking firms.  From 1971 to 1986 Mr. Estra held various positions in finance, corporate strategic planning and marketing with AMAX, Inc., a global natural resources leader with interests in precious metals, copper, lead, zinc, coal, oil and gas, molybdenum, tungsten and iron ore.  He served as Assistant to the Chairman and was Vice President of Marketing and Strategic Planning when he resigned in 1986 to pursue a career on Wall Street.  Mr. Estra graduated with High Distinction from Babson College with a degree in International Economics and with Honors from the Columbia University Graduate School of Business with an MBA in Finance.  He holds Series 7, 24, 63, 86 and 87 securities licenses.

As compensation for his services as a member of the Board of Directors, Mr. Estra will receive $36,000 per annum in cash and a quarterly stock option grant of twice the number of shares that would be granted to equal $9,000 based on the Company’s common stock closing price on the last day of the quarter, and expiring five years from the date of grant.  On March 1, 2010, Mr. Estra will also receive options to purchase up to 200,000 shares of common stock, which will vest pro rata over four years, from March 1, 2011 through March 1, 2014.  The options each expire on the five year anniversary of the date that they vest.  All stock options will be subject to the terms and conditions of the Company’s 2009 Stock Incentive Plan for Directors and their respective grant agreements.

ITEM 7.01    REGULATION FD DISCLOSURE

On March 1, 2010, the Company issued a press release, which is attached hereto as Exhibit 99.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 99    Press Release dated March 1, 2010, issued by Searchlight Minerals Corp. (incorporated by reference to Exhibit 99 to the Form 8-K of Searchlight Minerals Corp., dated as of March 1, 2010.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 12, 2010

SEARCHLIGHT MINERALS CORP.

By:	/s/ Ian R. McNeil
Ian R. McNeil President

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated March 1, 2010, issued by Searchlight Minerals Corp. (incorporated by reference to Exhibit 99 to the Form 8-K of Searchlight Minerals Corp., dated as of March 1, 2010.)